UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira.

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2022

CLEARBRIDGE

VARIABLE SMALL CAP

GROWTH PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks long-term growth of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Variable Small Cap Growth Portfolio for the twelve-month reporting period ended December 31, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 17, 2023

II	ClearBridge Variable Small Cap Growth Portfolio

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks long-term growth of capital. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies with small market capitalizations and related investments. The Portfolio may invest up to 20% of its assets in equity securities of companies that are not considered to be small capitalization companies. We use a growth-oriented investment style that emphasizes small capitalization U.S. companies.

In addition, the Portfolio may invest in companies that we believe to be emerging in new or existing markets. The Portfolio may also invest in companies we believe to be undervalued relative to their peers. The Portfolio may invest up to 20% of its net assets (at the time of investment) in foreign securities.

We generally use a “bottom-up” approach when selecting securities for the Portfolio. We focus on individual security selection rather than allow macro-economic considerations to strongly influence sector weights or individual security selection.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. Towards the end of a year marked by a devastating fire at Windsor castle and tumult in her family, Queen Elizabeth famously noted “1992 is not a year on which I shall look back with undiluted pleasure, it has turned out to be an “Annus Horribilis.”

We feel similarly about 2022, some three decades later. Not much worked in a risk-off financial market environment. Equities succumbed to significantly higher interest rates, fixed income securities provided no refuge, and cash lost real purchasing power. After years of TINA (there is no alternative,) investors embraced TARA (there are reasonable alternatives.).

The steady drumbeat of benchmark interest rate increases out of Washington was long overdue. The most unusual coalescence of pandemic, supply chain disruptions, fiscal stimulus, demographic changes and the assault on Ukraine led to a sharp spike of inflation, way beyond expectations of a year or two before.

Those who recall the insidious impact of inflation from the 1970s were aligned with the Federal Reserve Board’s (the “Fed”) desire to “tighten” monetary policy and tamp down structural inflation expectations.

Thus far, U.S. unemployment and inflation indices have remained stubbornly firm despite efforts at cooling demand. While manufacturing activity indices (PMI) have softened, services indices have not. History shows that most Fed tightening cycles ultimately lead to recession, with a time lag, and we believe investors have embraced that high likelihood for 2023.

Further compounding the influence of higher interest rates during 2022 were the “tough comps” that had accelerated trends for many businesses materially during the 2020/2021

ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report	1

Portfolio overview (cont’d)

pandemic surge. We underestimated the valuation impact (easier with hindsight) on the stocks of higher growth companies, especially as managements had to “comp the comp” in 2022. Investor rotation towards perceived “value” stocks and the mid-year changed composition of the Russell 2000 Growth Indexi benchmark were added hurdles.

The trends of higher interest rates during 2022 and a few other factors led to overwhelming outperformance by small cap value stocks versus small cap growth stocks, with the Russell 2000 Growth Index declining 26.36%, underperforming the Russell 2000 Value Indexii (-14.48%) by nearly 1,200 basis points. The concomitant selling pressure on smaller growth stocks was palpable.

Q. How did we respond to these changing market conditions?

A. In the context of these macro trends, the Portfolio underperformed the benchmark for the reporting period. We are disappointed by any year’s underperformance; the Portfolio usually outperforms weak equity markets due to our preference for quality business franchises with financial stability.

Our underperformance was concentrated in the health care and industrial sectors, which had provided outperformance in prior years. Trex was the Portfolio’s largest industrial detractor as composite decking capacity additions were met with softening demand versus tough comps and distributor destocking. We continue to view Trex as an outstanding industrial (albeit skewed to residential discretionary spending) with long-term growth opportunities (supplanting lumber) and excellent financial returns on capital. Health care underperformance was led primarily by i) ambulatory surgery center operator Surgery Partners (staffing challenges and financial leverage) and ii) Syneos Health (contract research organization with disappointing new order trends.). We have kept our investments in these holdings.

To be sure, several of the Portfolio’s companies had missteps and most had operating challenges. We sold fourteen positions (two due to takeover; twelve due to a variety of concerns) and made six new investments. The positions liquidated were of relatively modest size, so the annualized turnover in the strategy was below historic norms. Last year we had already begun repositioning the strategy in lower capitalization investments, so there was little need for those actions this calendar year.

Performance review

For the twelve months ended December 31, 2022, Class I shares of ClearBridge Variable Small Cap Growth Portfolio 1 returned -28.85%. The Portfolio’s unmanaged benchmark, the Russell 2000 Growth Index, returned -26.36% for the same period. The Lipper Variable Small-Cap Growth Funds Category Averageiii returned -27.22% over the same time frame.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

2	ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report

Performance Snapshot as of December 31, 2022 (unaudited)
	6 months	12 months
ClearBridge Variable Small Cap Growth Portfolio:
Class I	4.97%	-28.85%
Class II	4.82%	-29.01%
Russell 2000 Growth Index	4.38%	-26.36%
Lipper Variable Small-Cap Growth Funds Category Average	3.84%	-27.22%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures are not annualized.

Portfolio performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2022, the gross total annual fund operating expense ratios for Class I and Class II shares were 0.80% and 1.05%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Portfolio had positive performance in one of the ten economic sectors in which it was invested for the reporting period (out of eleven economic sectors in total), the energy sector.

Relative to the benchmark, overall sector allocation contributed to performance for the reporting period. In particular, an overweight to the consumer staples sector, underweights to the real estate and consumer discretionary sectors and stock selection in the information technology (“IT”), communication services and consumer staples sectors were the primary drivers of results.

In terms of individual holdings, leading contributors to performance for the reporting period included positions in Wingstop in the consumer discretionary sector, Biohaven Pharmaceutical and Silk Road Medical in the health care sector, Model N in the IT sector and Iridium Communications in the communication services sector.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, overall stock selection detracted from performance. Specifically, stock selection in the health care and industrials sectors had the greatest

ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report	3

Portfolio overview (cont’d)

negative impacts on results. An overweight to the IT sector, underweights to the energy and materials sectors and stock selection in the financials sector also proved detrimental.

In terms of individual holdings, the leading detractors from performance for the reporting period included Portfolio positions in Trex in the industrials sector, Syneos Health, Omnicell and Surgery Partners in the health care sector as well as Fox Factory Holdings in the consumer discretionary sector.

Q. Were there any significant changes to the Portfolio during the reporting period?

A. There were a number of positions bought and sold over the course of the reporting period. Among our six purchases still held at reporting period end, the largest were Wingstop and Xometry in the consumer discretionary sector, Aerojet Rocketdyne in the industrials sector, Matador Resources in the energy sector and STAAR Surgical in the health care sector. The Portfolio also closed fourteen positions during the year with the largest sales being Biohaven Pharmaceutical, Vocera Communications, Health Catalyst and CareDx in the health care sector as well as Momentive Global in the IT sector.

The year past was a wretched one for financial markets, especially high growth equity assets. Small cap growth stocks notched their worst outcome since 2008. Keep in mind that the following five years brought a return of 2.7x in small cap growth stocks. We believe trends are in place for more favorable outcomes in the next few years.

Thank you for your investment in ClearBridge Variable Small Cap Growth Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Jeffrey J. Russell, CFA

Portfolio Manager

ClearBridge Investments, LLC

Aram E. Green Portfolio Manager

ClearBridge Investments, LLC

January 17, 2023

4	ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report

RISKS: Equity securities are subject to price and market fluctuations. Investments in small-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Investments in foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in social, political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks and the Portfolio’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2022 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of December 31, 2022 were: BJ’s Wholesale Club Holdings Inc. (3.8%), Penumbra Inc. (3.0%), RBC Bearings Inc. (2.9%), National Vision Holdings Inc.

(2.5%), Casey’s General Stores Inc. (2.5%), Fox Factory Holding Corp. (2.4%), Lattice Semiconductor Corp. (2.3%), Forward Air Corp. (2.3%), Surgery Partners Inc. (2.1%) and Integra LifeSciences Holdings Corp. (2.0%). Please refer to pages 12 through 16 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2022 were: information technology (24.4%), health care (21.1%), industrials (17.8%), consumer staples (9.3%) and consumer discretionary (8.3%). The Portfolio’s composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report	5

Portfolio overview (cont’d)

[i]

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the U.S. equity market.

ii	The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

iii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 103 funds for the six-month period and among the 103 funds for the twelve-month period in the Portfolio’s Lipper category.

6	ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2022 and December 31, 2021. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report	7

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on July 1, 2022 and held for the six months ended December 31, 2022.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	4.97%	$1,000.00	$1,049.70	0.80%	$4.13	Class I	5.00%	$1,000.00	$1,021.17	0.80%	$4.08
Class II	4.82	1,000.00	1,048.20	1.04	5.37	Class II	5.00	1,000.00	1,019.96	1.04	5.30

8	ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report

[1]	For the six months ended December 31, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report	9

Portfolio performance (unaudited)

Average annual total returns[1]
	Class I		Class II
Twelve Months Ended 12/31/22	-28.85%		-29.01%
Five Years Ended 12/31/22	8.54		8.28
Ten Years Ended 12/31/22	11.23		10.95

Cumulative total returns1
Class I (12/31/12 through 12/31/22)		189.87%
Class II (12/31/12 through 12/31/22)		182.56

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

10	ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report

Historical performance

Value of $10,000 invested in

Class I Shares of ClearBridge Variable Small Cap Growth Portfolio vs Russell 2000 Growth Index† — December 2012 - December 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class I shares of ClearBridge Variable Small Cap Growth Portfolio on December 31, 2012, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2022. The hypothetical illustration also assumes a $10,000 investment in the Russell 2000 Growth Index. The Russell 2000 Growth Index (the “Index”) measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio’s other class may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report	11

Schedule of investments

December 31, 2022

ClearBridge Variable Small Cap Growth Portfolio

(Percentages shown based on Portfolio net assets)

Security	Shares	Value
Common Stocks — 95.1%
Communication Services — 2.2%
Diversified Telecommunication Services — 1.9%
Iridium Communications Inc.	142,804	$7,340,126	*
Media — 0.3%
Klaviyo Inc.	69,558	1,039,892	*(a)(b)(c)
Total Communication Services		8,380,018
Consumer Discretionary — 8.3%
Auto Components — 2.4%
Fox Factory Holding Corp.	99,939	9,117,435	*
Diversified Consumer Services — 1.1%
Chegg Inc.	161,233	4,074,358	*
Hotels, Restaurants & Leisure — 1.6%
Dutch Bros Inc., Class A Shares	38,205	1,076,999	*
Sweetgreen Inc., Class A Shares	19,222	164,732	*
Wingstop Inc.	35,100	4,830,462
Total Hotels, Restaurants & Leisure		6,072,193
Internet & Direct Marketing Retail — 0.6%
Xometry Inc., Class A Shares	73,600	2,372,128	*
Specialty Retail — 2.6%
National Vision Holdings Inc.	248,642	9,637,364	*
Total Consumer Discretionary		31,273,478
Consumer Staples — 9.3%
Food & Staples Retailing — 8.4%
BJ’s Wholesale Club Holdings Inc.	214,783	14,210,043	*
Casey’s General Stores Inc.	41,973	9,416,643
Grocery Outlet Holding Corp.	156,785	4,576,554	*
Performance Food Group Co.	59,537	3,476,365	*
Total Food & Staples Retailing		31,679,605
Food Products — 0.9%
Calavo Growers Inc.	46,100	1,355,340
Hain Celestial Group Inc.	130,681	2,114,419	*
Total Food Products		3,469,759
Total Consumer Staples		35,149,364
Energy — 3.9%
Energy Equipment & Services — 3.4%
Cactus Inc., Class A Shares	148,480	7,462,605
ChampionX Corp.	177,821	5,155,031
Total Energy Equipment & Services		12,617,636

See Notes to Financial Statements.

12	ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report

ClearBridge Variable Small Cap Growth Portfolio

(Percentages shown based on Portfolio net assets)

Security	Shares	Value
Oil, Gas & Consumable Fuels — 0.5%
Matador Resources Co.	34,000	$1,946,160
Total Energy		14,563,796
Financials — 7.2%
Banks — 1.6%
Western Alliance Bancorp	104,474	6,222,471
Capital Markets — 2.8%
Hamilton Lane Inc., Class A Shares	79,020	5,047,798
PJT Partners Inc., Class A Shares	74,458	5,486,810
Total Capital Markets		10,534,608
Insurance — 2.8%
American Equity Investment Life Holding Co.	145,059	6,617,592
Trupanion Inc.	81,274	3,862,953	*
Total Insurance		10,480,545
Total Financials		27,237,624
Health Care — 21.0%
Biotechnology — 0.7%
Biohaven Ltd.	30,349	421,244	*
Ultragenyx Pharmaceutical Inc.	49,721	2,303,574	*
Total Biotechnology		2,724,818
Health Care Equipment & Supplies — 8.7%
Figs Inc., Class A Shares	52,870	355,815	*
Insulet Corp.	7,976	2,348,055	*
Integra LifeSciences Holdings Corp.	136,617	7,660,115	*
Omnicell Inc.	50,336	2,537,941	*
Penumbra Inc.	51,744	11,510,970	*
Silk Road Medical Inc.	123,533	6,528,719	*
STAAR Surgical Co.	38,000	1,844,520	*
Total Health Care Equipment & Supplies		32,786,135
Health Care Providers & Services — 4.1%
HealthEquity Inc.	26,382	1,626,186	*
Progyny Inc.	186,690	5,815,394	*
Surgery Partners Inc.	287,598	8,012,480	*
Total Health Care Providers & Services		15,454,060
Health Care Technology — 1.0%
Certara Inc.	232,110	3,730,008	*
Life Sciences Tools & Services — 5.2%
Azenta Inc.	69,783	4,062,766
CryoPort Inc.	88,325	1,532,439	*
ICON PLC	34,255	6,654,033	*

See Notes to Financial Statements.

ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report	13

Schedule of investments (cont’d)

December 31, 2022

ClearBridge Variable Small Cap Growth Portfolio

(Percentages shown based on Portfolio net assets)

Security	Shares	Value
Life Sciences Tools & Services — continued
Olink Holding AB, ADR	107,410	$2,726,066	*
Syneos Health Inc.	132,919	4,875,469	*
Total Life Sciences Tools & Services		19,850,773
Pharmaceuticals — 1.3%
Intra-Cellular Therapies Inc.	33,000	1,746,360	*
Pacira BioSciences Inc.	84,252	3,252,970	*
Total Pharmaceuticals		4,999,330
Total Health Care		79,545,124
Industrials — 17.8%
Aerospace & Defense — 0.8%
Aerojet Rocketdyne Holdings Inc.	54,900	3,070,556	*
Air Freight & Logistics — 3.1%
Forward Air Corp.	81,712	8,570,772
GXO Logistics Inc.	73,480	3,136,861	*
Total Air Freight & Logistics		11,707,633
Building Products — 3.7%
Hayward Holdings Inc.	197,620	1,857,628	*
Masonite International Corp.	61,090	4,924,465	*
Trex Co. Inc.	172,527	7,303,068	*
Total Building Products		14,085,161
Electrical Equipment — 2.7%
Bloom Energy Corp., Class A Shares	278,069	5,316,679	*
Shoals Technologies Group Inc., Class A Shares	204,180	5,037,121	*
Total Electrical Equipment		10,353,800
Machinery — 4.9%
Albany International Corp., Class A Shares	39,780	3,921,910
RBC Bearings Inc.	52,436	10,977,477	*
Tennant Co.	60,097	3,700,172
Total Machinery		18,599,559
Road & Rail — 0.8%
RXO Inc.	31,880	548,336	*
XPO Inc.	73,480	2,446,149	*
Total Road & Rail		2,994,485
Trading Companies & Distributors — 1.8%
H&E Equipment Services Inc.	146,922	6,670,259
Total Industrials		67,481,453
Information Technology — 24.2%
Communications Equipment — 0.7%
Viavi Solutions Inc.	257,278	2,703,992	*

See Notes to Financial Statements.

14	ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report

ClearBridge Variable Small Cap Growth Portfolio

(Percentages shown based on Portfolio net assets)

Security	Shares	Value
Electronic Equipment, Instruments & Components — 0.9%
Brain Corp.	52,367	$196,900	*(a)(b)(c)
nLight Inc.	82,680	838,375	*
OSI Systems Inc.	29,643	2,357,211	*
Total Electronic Equipment, Instruments & Components		3,392,486
IT Services — 2.3%
Shift4 Payments Inc., Class A Shares	113,925	6,371,825	*
Wix.com Ltd.	28,540	2,192,728	*
Total IT Services		8,564,553
Semiconductors & Semiconductor Equipment — 5.8%
Allegro MicroSystems Inc.	253,115	7,598,512	*
Lattice Semiconductor Corp.	136,750	8,872,340	*
Monolithic Power Systems Inc.	15,791	5,583,856
Total Semiconductors & Semiconductor Equipment		22,054,708
Software — 14.5%
Aspen Technology Inc.	24,688	5,070,915	*
Envestnet Inc.	86,374	5,329,276	*
Jamf Holding Corp.	136,295	2,903,083	*
Model N Inc.	171,185	6,943,264	*
New Relic Inc.	69,018	3,896,066	*
PagerDuty Inc.	274,310	7,285,674	*
Paycor HCM Inc.	234,600	5,740,662	*
Qualys Inc.	25,565	2,869,160	*
SEMrush Holdings Inc., Class A Shares	115,060	936,588	*
Smartsheet Inc., Class A Shares	52,560	2,068,762	*
Sprout Social Inc., Class A Shares	85,120	4,805,875	*
Varonis Systems Inc.	217,767	5,213,342	*
Zeta Global Holdings Corp., Class A Shares	217,670	1,778,364	*
Total Software		54,841,031
Total Information Technology		91,556,770
Materials — 1.2%
Chemicals — 1.2%
Balchem Corp.	37,356	4,561,541
Total Common Stocks (Cost — $247,980,058)		359,749,168

See Notes to Financial Statements.

ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report	15

Schedule of investments (cont’d)

December 31, 2022

ClearBridge Variable Small Cap Growth Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Shares	Value
Preferred Stocks — 0.3%
Health Care — 0.1%
Pharmaceuticals — 0.1%
Caris Life Sciences Inc., Series C	—	183,481	$264,776	*(a)(b)(c)
Caris Life Sciences Inc., Series D	—	31,383	45,288	*(a)(b)(c)
Total Health Care			310,064
Information Technology — 0.2%
Electronic Equipment, Instruments & Components — 0.2%
Brain Corp.	—	170,237	640,091	*(a)(b)(c)
Total Preferred Stocks (Cost — $1,658,694)			950,155
Total Investments before Short-Term Investments (Cost — $249,638,752)			360,699,323
Short-Term Investments — 4.4%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	3.845%	13,521,292	13,521,292	(d)
Western Asset Premier Institutional U.S. Treasury
Reserves, Premium Shares	4.024%	3,380,323	3,380,323	(d)(e)
Total Short-Term Investments (Cost — $16,901,615)			16,901,615
Total Investments — 99.8% (Cost — $266,540,367)			377,600,938
Other Assets in Excess of Liabilities — 0.2%			575,351
Total Net Assets — 100.0%			$378,176,289

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)	Security is valued using significant unobservable inputs (Note 1).

(c)	Restricted security (Note 9).

(d)	Rate shown is one-day yield as of the end of the reporting period.

(e)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Portfolio ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Portfolio. At December 31, 2022, the total market value of investments in Affiliated Companies was $3,380,323 and the cost was $3,380,323 (Note 8).

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

See Notes to Financial Statements.

16	ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report

Statement of assets and liabilities

December 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost — $263,160,044)	$374,220,615
Investments in affiliated securities, at value (Cost — $3,380,323)	3,380,323
Receivable for securities sold	735,546
Receivable for Portfolio shares sold	131,193
Dividends receivable from unaffiliated investments	121,503
Dividends receivable from affiliated investments	10,818
Prepaid expenses	1,500
Total Assets	378,601,498

Liabilities:
Investment management fee payable	245,668
Payable for Portfolio shares repurchased	94,758
Service and/or distribution fees payable	25,395
Fund accounting fees payable	23,204
Trustees’ fees payable	6,391
Accrued expenses	29,793
Total Liabilities	425,209
Total Net Assets	$378,176,289

Net Assets:
Par value (Note 7)	$154
Paid-in capital in excess of par value	275,231,830
Total distributable earnings (loss)	102,944,305
Total Net Assets	$378,176,289

Net Assets:
Class I	$261,092,375
Class II	$117,083,914

Shares Outstanding:
Class I	10,349,347
Class II	5,006,158

Net Asset Value:
Class I	$25.23
Class II	$23.39

See Notes to Financial Statements.

ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report	17

Statement of operations

For the Year Ended December 31, 2022

Investment Income:
Dividends from unaffiliated investments	$1,423,912
Dividends from affiliated investments	44,421
Total Investment Income	1,468,333

Expenses:
Investment management fee (Note 2)	3,053,951
Service and/or distribution fees (Notes 2 and 5)	318,166
Fund accounting fees	70,489
Legal fees	39,619
Trustees’ fees	34,043
Audit and tax fees	30,086
Transfer agent fees (Note 5)	4,982
Commitment fees (Note 10)	2,685
Custody fees	2,429
Insurance	2,369
Interest expense	616
Shareholder reports	(10,727)
Miscellaneous expenses	10,026
Total Expenses	3,558,734
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(1,657)
Net Expenses	3,557,077
Net Investment Loss	(2,088,744)

Realized and Unrealized Gain (Loss)on Investments and Written Options (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(6,674,831)
Written options	193,966
Net Realized Loss	(6,480,865)
Change in Net Unrealized Appreciation (Depreciation) From Unaffiliated Investments	(146,487,688)
Net Loss on Investments and Written Options	(152,968,553)
Decrease in Net Assets From Operations	$(155,057,297)

See Notes to Financial Statements.

18	ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2022	2021

Operations:
Net investment loss	$(2,088,744)	$(2,945,352)
Net realized gain (loss)	(6,480,865)	64,326,477
Change in net unrealized appreciation (depreciation)	(146,487,688)	124,309
Increase (Decrease) in Net Assets From Operations	(155,057,297)	61,505,434

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(8,288,384)	(66,599,597)
Decrease in Net Assets From Distributions to Shareholders	(8,288,384)	(66,599,597)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	91,072,998	119,094,109
Reinvestment of distributions	8,288,384	66,599,597
Cost of shares repurchased	(100,739,076)	(141,880,001)
Increase (Decrease) in Net Assets From Portfolio Share Transactions	(1,377,694)	43,813,705
Increase (Decrease) in Net Assets	(164,723,375)	38,719,542

Net Assets:
Beginning of year	542,899,664	504,180,122
End of year	$378,176,289	$542,899,664

See Notes to Financial Statements.

ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$36.32	$36.60	$27.54	$23.88	$25.94

Income (loss) from operations:
Net investment loss	(0.12)	(0.18)	(0.15)	(0.14)	(0.13)
Net realized and unrealized gain (loss)	(10.42)	4.70	11.83	6.50	1.16
Total income (loss) from operations	(10.54)	4.52	11.68	6.36	1.03

Less distributions from:
Net realized gains	(0.55)	(4.80)	(2.62)	(2.70)	(3.09)
Total distributions	(0.55)	(4.80)	(2.62)	(2.70)	(3.09)

Net asset value, end of year	$25.23	$36.32	$36.60	$27.54	$23.88
Total return[2]	(28.85)%	12.61%	43.26%	26.87%	3.44%

Net assets, end of year (millions)	$261	$368	$351	$267	$229

Ratios to average net assets:
Gross expenses	0.80%	0.80%	0.81%	0.81%	0.82%
Net expenses[3]	0.80 [4]	0.80 [4]	0.81 [4]	0.81 [4]	0.82
Net investment loss	(0.43)	(0.46)	(0.52)	(0.49)	(0.46)

Portfolio turnover rate	8%	16%	21%	21%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class II Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$33.81	$34.46	$26.11	$22.81	$24.96

Income (loss) from operations:
Net investment loss	(0.17)	(0.27)	(0.21)	(0.20)	(0.20)
Net realized and unrealized gain (loss)	(9.70)	4.42	11.18	6.20	1.14
Total income (loss) from operations	(9.87)	4.15	10.97	6.00	0.94

Less distributions from:
Net realized gains	(0.55)	(4.80)	(2.62)	(2.70)	(3.09)
Total distributions	(0.55)	(4.80)	(2.62)	(2.70)	(3.09)

Net asset value, end of year	$23.39	$33.81	$34.46	$26.11	$22.81
Total return[2]	(29.01)%	12.31%	42.91%	26.55%	3.21%

Net assets, end of year (000s)	$117,084	$174,840	$153,272	$104,852	$72,147

Ratios to average net assets:
Gross expenses	1.05%	1.05%	1.06%	1.06%	1.07%
Net expenses[3]	1.04 [4]	1.05 [4]	1.06 [4]	1.06 [4]	1.07
Net investment loss	(0.69)	(0.71)	(0.76)	(0.74)	(0.70)

Portfolio turnover rate	8%	16%	21%	21%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report	21

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Variable Small Cap Growth Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The Portfolio follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset

22	ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report

value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Portfolio’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Portfolio’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Portfolio’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report	23

Notes to financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

	ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Communication Services	$7,340,126	—	$1,039,892	$8,380,018
Information Technology	91,359,870	—	196,900	91,556,770
Other Common Stocks	259,812,380	—	—	259,812,380
Preferred Stocks:
Health Care	—	—	310,064	310,064
Information Technology	—	—	640,091	640,091
Total Long-Term Investments	358,512,376	—	2,186,947	360,699,323
Short-Term Investments†	16,901,615	—	—	16,901,615
Total Investments	$375,413,991	—	$2,186,947	$377,600,938

†	See Schedule of Investments for additional detailed categorizations.

(b) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an

24	ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report

option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report	25

Notes to financial statements (cont’d)

The Portfolio has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2022, the Portfolio did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to

26	ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report

shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees are paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2022, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$1,020,814	$(1,020,814)

(a)	Reclassifications are due to a tax net operating loss.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Portfolio’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Portfolio’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Portfolio’s average daily net assets.

ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report	27

Notes to financial statements (cont’d)

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of the portion of the Portfolio’s cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays ClearBridge a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Portfolio. For Western Asset’s services to the Portfolio, LMPFA pays Western Asset monthly 0.02% of the portion of the Portfolio’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Portfolio and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I and Class II shares did not exceed 1.00% and 1.25%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2022, fees waived and/or expenses reimbursed amounted to $1,657, all of which was an affiliated money market fund waiver.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Portfolio’s shareholder servicing agent and acts as the Portfolio’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Franklin Distributors, LLC (“Franklin Distributors”) serves as the Portfolio’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

28	ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report

3. Investments

During the year ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$32,682,008
Sales	58,649,509

At December 31, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$267,863,844	$136,601,669	$(26,864,575)	$109,737,094

4. Derivative instruments and hedging activities

The following table provides information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2022. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Written options	$193,966

During the year ended December 31, 2022, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Written options†	$9,228

†	At December 31, 2022, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Portfolio has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Portfolio pays service and/or distribution fees with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report	29

Notes to financial statements (cont’d)

For the year ended December 31, 2022, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$3,964
Class II	$318,166	1,018
Total	$318,166	$4,982

For the year ended December 31, 2022, waivers and/or expense reimbursements by class were as follows:

		Waivers/Expense Reimbursements
Class I		$1,144
Class II		513
Total		$1,657
6. Distributions to shareholders by class
	Year Ended December 31, 2022	Year Ended December 31, 2021
Net Realized Gains:
Class I	$5,600,474	$44,145,295
Class II	2,687,910	22,454,302
Total	$8,288,384	$66,599,597

7. Shares of beneficial interest

At December 31, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class I
Shares sold	1,775,547	$48,801,161	1,722,353	$68,584,339
Shares issued on reinvestment	246,026	5,600,474	1,219,381	44,145,295
Shares repurchased	(1,805,995)	(49,977,723)	(2,394,404)	(94,830,816)
Net increase	215,578	$4,423,912	547,330	$17,898,818

30	ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class II
Shares sold	1,679,774	$42,271,837	1,348,510	$50,509,770
Shares issued on reinvestment	127,159	2,687,910	665,795	22,454,302
Shares repurchased	(1,971,847)	(50,761,353)	(1,291,067)	(47,049,185)
Net increase (decrease)	(164,914)	$(5,801,606)	723,238	$25,914,887

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Portfolio. The following company was considered an affiliated company for all or some portion of the year ended December 31, 2022. The following transactions were effected in such company for the year ended December 31, 2022.

	Affiliate Value at December 31,	Purchased		Sold
	2021	Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$666,377	$14,094,052	14,094,052	$11,380,106	11,380,106

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2022
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$44,421	—	$3,380,323

9. Restricted securities

The following Portfolio investments are restricted as to resale and, in the absence of readily ascertainable market values, are valued in good faith in accordance with procedures approved by the Board of Trustees.

Security	Number of Shares	Acquisition Date	Cost	Fair Value at 12/31/2022	Value Per Share	Percent of Net Assets
Brain Corp., Common Shares	52,367	3/21	$228,844	$196,900	$3.76	0.05%
Brain Corp., Preferred Shares	170,237	4/20, 11/20	898,085	640,091	3.76	0.17
Caris Life Sciences Inc., Series C, Preferred Shares	183,481	10/20	506,407	264,776	1.44	0.07

ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report	31

Notes to financial statements (cont’d)

Security	Number of Shares	Acquisition Date	Cost	Fair Value at 12/31/2022	Value Per Share	Percent of Net Assets
Caris Life Sciences Inc., Series D, Preferred Shares	31,383	5/21	$254,202	$45,288	$1.44	0.01%
Klaviyo Inc., Common Shares	69,558	5/21	2,321,946	1,039,892	14.95	0.27
			$4,209,484	$2,186,947		0.57%

10. Redemption facility

On February 4, 2022, the Portfolio, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, became a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 2, 2024.

Under the terms of the Global Credit Facility, the Portfolio shall, in addition to interest charged on any borrowings made by the Portfolio and other costs incurred by the Portfolio, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Portfolio did not utilize the Global Credit Facility during the year ended December 31, 2022.

11. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2022	2021
Distributions paid from:
Net long-term capital gains	$8,288,384	$66,599,597

As of December 31, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(6,774,576)
Other book/tax temporary differences(a)	(18,213)
Unrealized appreciation (depreciation)(b)	109,737,094
Total distributable earnings (loss) — net	$102,944,305

32	ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

12. Recent accounting pronouncements

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management has reviewed the requirements and believes that the adoption of the ASU will not have a material impact on the financial statements.

*  *  *

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

13. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Portfolio by its service providers.

ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report	33

Notes to financial statements (cont’d)

*  *  *

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Portfolio will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Trustees.

34	ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Variable Equity Trust and Shareholders of ClearBridge Variable Small Cap Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Variable Small Cap Growth Portfolio (one of the portfolios constituting Legg Mason Partners Variable Equity Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and portfolio company investees. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 13, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

ClearBridge Variable Small Cap Growth Portfolio 2022 Annual Report	35

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Variable Small Cap Growth Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Portfolio is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 877-6LM-FUND/656-3863.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

36	ClearBridge Variable Small Cap Growth Portfolio

Independent Trustees† (cont’d)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

ClearBridge Variable Small Cap Growth Portfolio	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 57 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

38	ClearBridge Variable Small Cap Growth Portfolio

Independent Trustees† (cont’d)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 127 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	127
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker
Franklin Templeton
280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

ClearBridge Variable Small Cap Growth Portfolio	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

40	ClearBridge Variable Small Cap Growth Portfolio

Additional Officers (cont’d)

Christopher Berarducci
Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly
Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Portfolio, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge Variable Small Cap Growth Portfolio	41

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Portfolio is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Portfolio hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2022:

	Pursuant to:		Amount Reported
Long-Term Capital Gain Dividends Distributed	§	852(b)(3)(C)	$8,288,384

42	ClearBridge Variable Small Cap Growth Portfolio

ClearBridge

Variable Small Cap Growth Portfolio

Trustees

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Chair

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor

Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Variable Small Cap Growth Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

ClearBridge Variable Small Cap Growth Portfolio

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Portfolio’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Portfolio at 877-6LM-FUND/656-3863.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Variable Small Cap Growth Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FD04119 2/23 SR23-4606

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2021 and December 31, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $379,280 in December 31, 2021 and $349,206 in December 31, 2022.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2021 and $0 in December 31, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $159,250 in December 31, 2021 and $149,250 in December 31, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Variable Equity Trust., were $0 in December 31, 2021 and $0 in December 31, 2022.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The

Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $1,558,348 in December 31, 2021 and $785,604 in December 31, 2022.

(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 16, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 16, 2023

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 16, 2023